OTHER INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2021
OTHER INCOME, NET
Schedule of other income, net

	For the Year Ended December 31,
	2019	2020	2021
	RMB	RMB	RMB

	(in thousands)
Investment income, net	96,807	185,604	487,724
Government grants	344,811	876,255	1,059,907
Net gain (loss) on disposal of property, equipment and intangible assets	(7,448)	3,548	(467)
Others	(2,870)	(9,753)	155,250
Total	431,300	1,055,654	1,702,414